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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 12, 1999
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                       Corporate Asset Backed Corporation
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             (Exact name of registrant as specified in its charter)

          DELAWARE                       33-91744                16-1057879
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(State or other jurisdiction           (Commission)           (I.R.S. employer
      of incorporation)                file number)          identification no.)

      c/o PaineWebber Incorporated
      1285 Avenue of the Americas, 18th Floor
      New York, New York                                           10019
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(Address of principal executive offices)                         (Zip code)

Registrant's telephone number, including area code (212) 713-2841
                                                   --------------

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          (Former name or former address, if changed since last report)
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Item 1.     Changes in Control of Registrant.

            Not Applicable.

Item 2.     Acquisition or Disposition of Assets.

            Not Applicable.

Item 3.     Bankruptcy or Receivership.

            Not Applicable.

Item 4.     Changes in Registrant's Certifying Accountant.

            Not Applicable.

Item 5.     Other Events.

                  On May 12, 1999, a single series of Trust Certificates (the
            "Certificates"), was issued pursuant to an Amended and Restated Trust Agreement (the "Trust Agreement") dated as of May 12, 1999, between Corporate Asset Backed Corporation (the "Registrant") and United States Trust Company of New York, as trustee (the "Trustee"). The Trust Agreement is attached hereto as Exhibit 4.1. The Certificates were registered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, under the Registrant's registration statement on Form S-3 (No. 33-91744) and sold to PaineWebber Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") pursuant to an underwriting agreement (the "Underwriting Agreement") dated as of May 5, 1999, among the Registrant, CABCO Trust for BellSouth Debentures (the "Trust") the trust created under the Trust Agreement, and the Underwriters. The Underwriting Agreement is attached hereto as Exhibit 1.1. In connection with the issuance of the Certificates, Sidley & Austin delivered its opinion with respect to certain tax matters. A copy of such opinion is attached hereto as
            Exhibit 8.1.

Item 6.     Resignations of Registrant's Directors.

            Not Applicable.

Item 7.     Financial Statements, Pro-Forma Financial Information and Exhibits.

            (a)   Not Applicable.

            (b)   Not Applicable.

            (c)   Exhibits.


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            1.1   Underwriting Agreement, dated as of May 5, 1999, among the
                  Registrant, the Trust and the Underwriters.

            4.1 Amended and Restated Trust Agreement, dated as of May 12, 1999, between the Registrant and the Trustee.

            8.1   Opinion of Sidley & Austin with respect to tax matters.

Item 8.     Change in Fiscal Year.

            Not Applicable.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CORPORATE ASSET BACKED
                                       CORPORATION

                                       By: /s/ Thomas C. Naratil
                                           -------------------------------------
                                       Name:  Thomas C. Naratil
                                       Title: President, Chief Executive Officer
                                              and Executive Vice President

Dated: May 12, 1999


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                                  EXHIBIT INDEX

Exhibit
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            1.1   Underwriting Agreement, dated as of May 5, 1999, among the
                  Registrant, the Trust and the Underwriters

            4.1 Amended and Restated Trust Agreement, dated as of May 12, 1999, between the Registrant and the Trustee

            8.1   Opinion of Sidley & Austin with respect to tax matters


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